OPPENHEIMER FUND
                      Supplement dated March 6, 1997 to the
                        Prospectus dated October 25, 1996

The Prospectus is amended as follows:

1. The following paragraphs are added at the end of "How the Fund is Managed" on page 18:

         The Board of Trustees of Oppenheimer Fund (referred to as the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the
         "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

         Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Multiple Strategies Fund, (ii) these shares of Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

         A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that the Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials to be sent on or about April 30, 1997, to the Fund's shareholders of record as of April 11, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.




March 6, 1997                                                        PS0400.006